SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2003
                                                          --------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                     333-56865              11-2735914
         ----------                     ---------              ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                  Number)          Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                     1-09029                11-2739203
         ----------                     -------                ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                     33-68038-01            22-2608426
         ----------                     -----------            ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events.

     Filed as an exhibit hereto is a News Release, dated March 19, 2003, issued by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.  Description

         99.1 Press Release, dated March 19, 2003, of Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRUMP'S CASTLE HOTEL & CASINO, INC.

Date:  March 19, 2003                   By:/s/ John P. Burke
                                           ----------------------------------
                                        Name:   John P. Burke
                                        Title:  Vice President and Treasurer

                                        TRUMP'S CASTLE FUNDING, INC.

Date:  March 19, 2003                   By:/s/ John P. Burke
                                           ----------------------------------
                                        Name:   John P. Burke
                                        Title:  Vice President and Treasurer

                                        TRUMP'S CASTLE ASSOCIATES, L.P.

Date:  March 19, 2003                   By: Trump's Castle Hotel & Casino, Inc.,
                                             Its General Partner

                                        By:/s/ John P. Burke
                                           ----------------------------------
                                        Name:   John P. Burke
                                        Title:  Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
99.1          Press Release, dated March 19, 2003, of Trump Hotels & Casino
              Resorts, Inc.